EXECUTION




                       RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of August, 2000, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), and AMERIQUEST MORTGAGE COMPANY, a Delaware corporation ("the Servicer"), recites and provides as follows:

                                   RECITALS

         WHEREAS, Lehman Capital has conveyed certain Mortgage Loans identified on Schedule I hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to First Union National Bank, a national banking association, as trustee (the "Trustee"), under a trust agreement dated as of August 1, 2000 (the "Trust Agreement"), among the Trustee, Wells Fargo Bank Minnesota, National Association, as master servicer ("Wells Fargo," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), SASCO, Lehman Brothers Holdings Inc., as seller, The Murrayhill Company, as loss mitigation advisor and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), as guarantor (the "Guarantor").

         WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer pursuant to a Seller's Warranties and Servicing Agreement, dated as of August 1, 1998, between Lehman Capital and the Servicer (for Conventional Residential Adjustable Rate Mortgage Loans, Ameri Group 2) (hereinafter, the "8/1/98 SWSA").

         WHEREAS, Lehman Capital desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Directing Holder, the Master Servicer and the Guarantor to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

         WHEREAS, Lehman Capital and the Servicer desire that the provisions of the 8/1/98 SWSA shall apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall constitute a Reconstitution Agreement (as defined in the 8/1/98 SWSA) which shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement and are serviced by the Servicer.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

         WHEREAS, Lehman Capital and the Servicer intend that each of the Master Servicer, the Directing Holder, the Trustee and the Guarantor is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Servicer hereby agree as follows:

                                   AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the 8/1/98 SWSA between Lehman Capital and the Servicer incorporated by reference herein (regardless if such terms are currently defined in the 8/1/98 SWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the 8/1/98 SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the 8/1/98 SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         3. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the trust fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as Lehman Capital under the 8/1/98 SWSA to enforce the obligations of the Servicer under the 8/1/98 SWSA and the term "Purchaser" as used in the 8/1/98 SWSA in connection with any rights of the Owner shall refer to the Master Servicer, except as otherwise specified in Exhibit A hereto. The Master Servicer, with the prior consent of Freddie Mac, shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, as provided in Article X of the 8/1/98 SWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of Lehman Capital under the 8/1/98
SWSA; and in connection with the performance of the Master Servicer's duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         4. Compliance with HOEPA. The Servicer's origination practices are currently in compliance with the Home Ownership and Equity Protection Act ("HOEPA") and will continue to operate its business in compliance with HOEPA.

         5. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates pursuant thereto.

         6. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         9. Reconstitution. Lehman Capital and the Servicer agree that this Agreement is a "Reconstitution Agreement" and that the date hereof is the "Reconstitution Date", each as defined in the 8/1/98 SWSA.

         10. Notices to Parties and Remittances to the Master Servicer. All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

             Wells Fargo Bank Minnesota, National Association
             11000 Broken Land Parkway
             Columbia, Maryland  21044
             Attn:  Master Servicing Department, ARC 2000-BC3
             Telephone:  (410) 884-2000
             Facsimile:  (410) 884-2360

         All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

             Wells Fargo Bank Minnesota, National Association
             Minneapolis, Minnesota
             ABA#:  091-000-019
             Account Name:  Corporate Trust Clearing
             Account Number:  3970771416
             For further credit to:  Collection Account No. 10191800
                                     (ARC 2000-BC3)

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

             First Union National Bank
             401 S. Tryon Street NC.1179
             Charlotte, North Carolina  28288-1174
             Attention:  Structured Finance Trust Services (ARC 2000-BC3)
             Telephone:  (704) 383-9468
             Facsimile:  (704) 383-6039

         All notices required to be delivered to the Guarantor hereunder shall be delivered to the Guarantor at the following address:

             Federal Home Loan Mortgage Corporation
             8200 Jones Branch Road
             McLean, Virginia  22102
             Attention:  Structured Finance - Director of Specialized
                         Business Services
             Telephone:  (703) 903-2935
             Facsimile:  (703) 903-4228

         All notices required to be delivered to the Servicer hereunder shall be delivered to the Servicer at the following address:

             Ameriquest Mortgage Company
             1100 Town & Country Road, Suite 1100
             Orange, California  92868
             Attention:  General Counsel
             Telephone:  (714) 541-9960
             Facsimile:  (714) 564-9639

         Executed as of the day and year first above written.

                                    LEHMAN CAPITAL, A DIVISION OF
                                      LEHMAN BROTHERS HOLDINGS INC.



                                    By: /s/ Stanley Labanowski
                                        ------------------------------------
                                        Name: Stanley Labanowski
                                        Title:  Authorized Signatory


                                    AMERIQUEST MORTGAGE COMPANY



                                    By: /s/ Jule J. Keen
                                       -------------------------------------
                                       Name:  Jule J. Keen
                                       Title:  E V P


Acknowledged:

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer


By: /s/ Peter A. Gobell
    ---------------------------------
Name: Peter A. Gobell
Title:  Assistant Vice President

FIRST UNION NATIONAL BANK,
as Trustee


By: /s/ Stephanie J. Purdy
  -----------------------------------
Name: Stephanie J. Purdy
Title: Trust Officer

FEDERAL HOME LOAN MORTGAGE CORPORATION,
as Guarantor


By: /s/ Charles W. Pearson
    ---------------------------------
Name:  Charles W. Pearson
Title:  Director-Securities Servicing & Processing

                                   EXHIBIT A

                       Modifications to the 8/1/98 SWSA


1. Unless otherwise specified herein, any provisions of the 8/1/98 SWSA, including definitions, relating to the original purchase and transfer of the Serviced Mortgage Loans, including (i) representations and warranties relating to the Mortgage Loans (other than those relating to the servicing of the Mortgage Loans) and related repurchase obligations, (ii) Accepted Origination Practices, (iii) Assignments of Mortgage, (iv) Closing Date, (v) Credit Grades, (vi) FICO Score,
         (vii) Final Closing Date, (viii) First Payment Default or First Remittance Date, (ix) Group of Mortgage Loans, (x) Mortgage Interest Rate Cap, (xi) Pass-Through Transfer, (xii) Pool 1 Mortgage Loans or Pool 2 Mortgage Loans, Mortgage Loan Purchase Agreement, (xiii) Purchase Price, (xiv) Purchase Price and Terms Letter, (xv) Whole Loan Documents and (xvi) Whole Loan Transfer, shall be disregarded as inapplicable to this reconstitution. Unless otherwise specified herein, the exhibits to the 8/1/98 SWSA and all references to such exhibits shall also be disregarded.

2. For reporting purposes, a Mortgage Loan is "delinquent" when any payment contractually due thereon has not been made by the close of business on the Due Date therefor. Such Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was first due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent" and the second immediately succeeding month and "90 days Delinquent" and the third immediately succeeding month.

3. The definition of "Adverse REMIC Event" is hereby added to Article I immediately following the definition of "Administrative Changes":

               Adverse REMIC Event: As defined in Article X of the Trust Agreement.

4. The definition of "Custodial Agreement" in Article I is hereby amended in its entirety to read as follows:

               Custodial Agreement: The custodial agreement relating to the custody of the Serviced Mortgage Loans among The Chase Manhattan Bank (successor by merger with Chase Bank of Texas, National Association), as Custodian, the Trustee and Structured Asset Securities Corporation (the "Depositor").

5. The definition of "Custodian" in Article I is hereby amended in its entirety to read as follows:

               Custodian: The Chase Manhattan Bank (successor by merger with Chase Bank of Texas, National Association), any successor in interest or any successor custodian appointed pursuant to the Custodial Agreement.

6. The definition of "Determination Date" in Article I is hereby amended to read as follows:

               Determination Date: The last day (or if such day is not a Business Day, the Business Day immediately preceding such last day) of the Due Period immediately preceding the related Remittance Date.

7. The definition of "Monthly Advance" in Article I is hereby amended by deleting the period after the word "Company" and adding the following words after the word "Company":

               , but only to the extent that such amount is expected, in the reasonable judgement of the Servicer, to be recoverable from collections or other recoveries in respect of such Mortgage Loan.

8. The definition of "Prepayment Interest Shortfall Amount" in Article I is hereby amended by deleting the parenthetical in the fourth line and inserting the following parenthetical in its place:

               (net of the related Servicing Fee for Principal Prepayments in full only).

9. The definition of "Opinion of Counsel" in Article I is hereby amended by inserting the words "reasonably acceptable to the Trustee, the Guarantor and Lehman Capital" after the word "Company" in the second line thereof.

10. The definition of "Qualified Depository" in Article I is hereby amended in its entirety to read as follows:

               "Qualified Depository: Either (i) a depository the accounts of which are insured by the FDIC through the BIF or the SAIF and the short-term unsecured debt obligations of which are rated "A-1" or better by S&P or "Prime-1" or better by Moody's (or a comparable rating if another rating agency is specified by the Master Servicer by written notice to the Servicer) or (ii) the corporate trust department of any bank the debt obligations of which are rated at least "A-" or its equivalent by either of S&P or Moody's."

11. The definition of "Remittance Date" in Article I is hereby replaced by the following:

               The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month.

12. The definition of "REO Property" in Article I is hereby amended by replacing the word "Purchasers" with "Trust Fund".

13. The definition of "Servicing Fee" in Article I is hereby amended by restating the first sentence thereof as follows: "With respect to each Mortgage Loan, the amount of the annual fee the Trust Fund shall pay the Servicer, which shall, for a period of one full month or a proration thereof, be equal to 1/12 of the product of the Servicing Fee Rate.

14. Article II (Conveyance of Mortgage Loans; Possession of Mortgage Files; Books and Records; Custodial Agreement; Delivery of Documents) is hereby disregarded as inapplicable for purposes of this reconstitution.

15. Section 3.01 (Company Representations and Warranties) is hereby amended as follows:

               (a) by adding the words "is solvent and" after the word "Company" in the first sentence of clause (e) and by deleting the second sentence thereof.

               (b) by deleting clauses (h), (j), (k), (l) and (m) of such Section and by adding the following paragraph immediately after clause (n):

                                    It is understood and agreed that the
                           representations and warranties set forth in Section
                           3.01 shall survive the engagement of the Servicer to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Trustee and the Trust Fund. Upon discovery by either the Servicer, the Master Servicer, the Guarantor or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement, the party discovering such breach shall give prompt written notice to the other.

                                    Within 60 days of the earlier of either
                           discovery by or notice to the Servicer of any breach of a representation or warranty set forth in
                           Section 3.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured within such 60 days, the Servicer shall, at the Trustee's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Loans) to a successor Servicer selected by the Trustee with the prior consent and approval of the Master Servicer and the Guarantor. Such assignment shall be made in accordance with Section 12.01.

                                    In addition, the Servicer shall indemnify
                           the Trustee, the Trust Fund, the Guarantor and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer's representations and warranties contained in Section
                           3.01 of this Agreement. It is understood and agreed that the remedies set forth in this Section 3.01 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

                                    Any cause of action against the Servicer
                           relating to or arising out of the breach of any representations and warranties made in Section 3.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Trustee or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Trustee or the Master Servicer for compliance with this Agreement.

16. Section 3.03 (Representations and Warranties Regarding Individual Mortgage Loans), Section 3.04 (Remedies for Breach of Representations and Warranties) and Section 3.05 (Restrictions and Requirements Applicable in the Event that a Mortgage Loan is Acquired by a REMIC, etc.) shall be disregarded as inapplicable to this reconstitution.

17.      Section 4.01 (Company to Act as Servicer) is hereby amended as follows:

               (a) The second paragraph of Section 4.01 is hereby amended by changing the word "unless" in the fourth line of the second paragraph thereof to "except in the case where" and by adding the following immediately after the word "Loan" in the ninth line thereof:

                        "unless the Servicer shall have provided to the Master Servicer, the Trustee and the Guarantor an Opinion of Counsel in writing to the effect that such modification, waiver or amendment would not cause an Adverse REMIC Event."

               (b) by adding the following sentences immediately after the second sentence in the second paragraph thereof.

                        Any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, in any month in which any such principal or interest payment has been deferred, make a Monthly Advance in accordance with
                        Section 4.03, in an amount equal to the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 5.03.

               (c) The word "Purchaser" in the third sentence of the second paragraph is changed to "Trust Fund", the fourth sentence of the second paragraph is changed to "Trustee", and in the last sentence of such second paragraph to "Trustee".

18. Section 4.02 (Liquidation of Mortgage Loans) is hereby amended by replacing the word "Purchaser" in the fourth to the last line of the first paragraph thereof with "Trust Fund" and by replacing the word "Purchaser" in the last line of the second paragraph thereof with "the Master Servicer and the Guarantor".

19. Section 4.04 (Establishment of and Deposit to Custodial Account) is hereby amended as follows:

               (a) The first sentence of the second paragraph shall be restated as follows: The Servicer shall exercise its best efforts to deposit in the Custodial Account within two days after receipt of funds (but in no event later than 3 days), the following collections received by the Servicer with respect to the related Due Period:

               (b) the words "in trust for the Purchaser of Conventional Residential Adjustable Rate Mortgage Loans, Ameri Group 2 and various Mortgagors" in the fourth and fifth lines of the first sentence of the first paragraph shall be replaced by the following: "in trust for Wells Fargo Bank Minnesota, National Association, as Master Servicer for ARC 2000-BC3 Trust".

               (c) by deleting the word "and" at the end of clause (viii), by removing the period from the end of clause (ix) and replacing it with a semi-colon followed by the word "and", and by adding a new clause (x) to read as follows:

                         (xi) the amount of any Prepayment Interest Shortfall Amount required to be paid by the Servicer pursuant to Section 5.04.

20. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended as follows:

               (a) by restating clause (i) to read as follows: "to pay any outstanding MGIC Insurance Premiums and to make payments to the Master Servicer on behalf of the Trust Fund in the amounts and in the manner provided by Section 5.01";

               (b) by removing the words "those loans subject to transfer pursuant to Section 4.19 and" from the second sentence of clause (ii), by changing the reference to "(iii)" to "(ii)" in the second sentence of such clause, by replacing the word "Purchaser" in such clause with "Trust Fund" and deleting everything after the word "Trust Fund" in such clause (ii); and

               (c) by deleting the word "and" at the end of clause (vi), by removing the period from the end of clause (vii) and replacing it with a semi-colon followed by the word "and", and by adding a new clause (viii) to read as follows:

                        "to reimburse itself for Monthly Advances of the Servicer's funds made pursuant to Section 5.03. The Servicer's right to reimburse itself pursuant to this subclause (viii) with respect to any Mortgage Loan shall be limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right to such reimbursement shall be prior to the rights of the Trust Fund; provided, however, that following the final liquidation of a Mortgage Loan, the Servicer may reimburse itself for previously unreimbursed Monthly Advances in excess of Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan from the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer's right thereto shall be prior to the rights of the Trust Fund;"

21. Section 4.06 (Establishment of and Deposits to Escrow Account) shall be amended by (i) deleting the words "in trust for the Purchaser of Conventional Residential Adjustable Rate Mortgage Loans, Ameri Group 2," in the fourth and fifth lines of the first sentence of the first paragraph, and replacing it with the following:

               "Wells Fargo Bank, Minnesota, National Association, as Master Servicer for the ARC 2000-BC3 Trust"; and

           (ii)restating the first sentence of the second paragraph to read as follows: The Servicer shall exercise its best efforts to deposit in the Escrow Account or Accounts within two days after receipt of funds (but in no event later than 3 days), and retain therein:

22. Section 4.09 (Protection of Accounts) is hereby amended by replacing the word "Purchaser" (i) in the second sentence of the first paragraph with "Trustee" and (ii) in the second paragraph with "Trustee and Trust Fund".

23.      Section 4.10 (Maintenance of Hazard Insurance) is hereby amended by
         (i) replacing the words "a generally acceptable, licensed and qualified insurer" in the first paragraph thereof with "an insurer reasonably acceptable to the Guarantor (the Servicer shall be responsible for ascertaining whether the insurer is acceptable to the Guarantor); provided that this requirement shall solely apply in the event that the servicing of the Mortgage Loans by the Servicer under this Agreement extends beyond sixty (60) days from the Closing Date."

24. Section 4.12 (Maintenance of Fidelity Bond and Errors and Omissions Insurance) is hereby amended by deleting the words "FNMA in the FNMA Mortgage-Backed Securities Selling and Servicing Guide or by" in the penultimate sentence thereof and by replacing the word "Purchaser" with "Trustee" in the last sentence thereof.

25. Section 4.14 (Restoration of Mortgaged Property) is hereby amended by replacing the word "Purchaser" each time it appears in the last paragraph thereof with the word "Trustee".

26. Section 4.15 (Title, Management and Disposition of REO Property) is hereby amended by replacing the word "Purchaser" (i) each time it appears in the first paragraph with "Trustee"; (ii) each time it appears in the second paragraph with "Trustee and the Trust Fund"; and (iii) in the last paragraph thereof with "Trust Fund"; and (iv) adding the following paragraphs at the end of such Section:

                           In the event that the Trust Fund acquires any REO
                  Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

                           Notwithstanding any other provisions of this
                  Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

27. Section 4.16 (Real Estate Owned Reports) is hereby amended by replacing the words "Remittance Date each month" with "10th calendar day of each month".

28. Section 4.17 (Liquidation Reports) is hereby amended by replacing the word "Purchaser" with "Trust Fund".

29. Section 4.18 (Notification of Adjustments) is hereby amended by changing the word "Purchaser" to "Master Servicer" each time it appears therein.

30. Section 4.19 (Transfer Upon Delinquency) shall be disregarded as inapplicable to this reconstitution.

31.      Section 5.01 (Remittances) is hereby amended by:

               (a) deleting the first paragraph thereof and replacing it with the following paragraph:

               On each Remittance Date, the Servicer shall remit on a scheduled/scheduled basis by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the Due Period (net of any charges against or withdrawals from the Custodial Account pursuant to Section 4.05, plus (b) all Monthly Advances, if any, which the Servicer is obligated to make pursuant to
         Section 5.03 minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition proceeds received after the applicable Due Period, which amounts shall be remitted on the following Remittance Date, plus (d) any additional interest required to be deposited in the Custodial Account in connection with a Prepayment Interest Shortfall Amount pursuant to Section 5.04 and minus (e) any amounts attributable to Monthly Payments collected but due on a due date or dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date or Dates next succeeding the Due Period for such amounts.

               All remittances required to be made to the Master Servicer shall be made to the following wire account:

               Wells Fargo Bank Minnesota, National Association
               Minneapolis, Minnesota
               ABA# 091-000-019
               Account #:  3970771416
               Account Name:  Corporate Trust Clearing
               For further credit to:  Collection Account No. 10191800
                                       (ARC 2000-BC3)

               (b) by replacing the word "Purchaser" with "Master Servicer" each time it appears in the second paragraph thereof.

32.      Section 5.02 (Statements to Purchaser) is hereby amended by:

         (a) Restating the first paragraph as follows:

             Not later than the 10th calendar day (or if such 10th calendar day is not a Business Day, the immediately preceding Business Day) the Servicer shall furnish the Master Servicer with a Monthly Remittance Statement in a format reasonably acceptable to the Servicer, Master Servicer, the Guarantor and the Trustee. Such Monthly Remittance Statement shall also include on a cumulative and aggregate basis (i) the amount of claims filed, (ii) the amount of any claim payments made, (iii) the amount of claims denied and (iv) policies cancelled with respect to those Serviced Mortgage Loans covered by the loan-level primary mortgage insurance policies provided by MGIC or any other provider of primary mortgage insurance purchased by the Trust. The Master Servicer will convert such data into a format acceptable to the Guarantor and provide monthly reports to the Guarantor pursuant to the Trust Agreement.

         (b) By deleting the second and third paragraph thereof; and

         (c) Restating the fourth paragraph thereof as follows:

             The Servicer shall provide the Master Servicer within sixty days of the close of the preceding calendar year the information available to the Servicer from its loan servicing system necessary to provide each Certificateholder and the Trust Fund the information concerning the Mortgage Loans as is necessary to prepare their respective federal income tax returns.

33. Section 5.03 (Monthly Advances by Company) is amended and restated in its entirety as follows:

             Not later than the Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than remittances to the Master Servicer required to be made on such Remittance Date. The Servicer shall keep appropriate records of such amounts and will provide such records to the Master Servicer and the Guarantor upon request. The Guarantor, in its reasonable judgment, shall have the right to require the Servicer to remit from its own funds to the Collection Account an amount equal to all Monthly Advances previously made out of funds held in the Collection Account and not previously reimbursed from collections on the Mortgage Loans, and in such event, the Servicer shall thereafter remit all Monthly Advances from its own funds. In no event shall the preceding sentence be construed as limiting the Servicer's right to (i) pass through late collections on the related Mortgage Loans in lieu of making Monthly Advances or (ii) reimburse itself for such Monthly Advances from late collections on the related Mortgage Loans.

             The Servicer shall make Monthly Advances through the Distribution Date immediately preceding the distribution of all Liquidation Proceeds and other payments or recoveries (including insurance proceeds and condemnation proceeds) with respect to the related Mortgage Loans.

34.      New Sections 5.04 and 5.05 are hereby added to Article V as follows:

         Section 5.04   Compensating Interest.

             The Servicer shall deposit in the Custodial Account no later than the related Remittance Date, therein with respect to each Principal Prepayment, the Prepayment Interest Shortfall Amount, if any, applicable to the Due Period related to such Remittance Date. Such deposit shall be made from the Servicer's own funds, without reimbursement therefor up to a maximum amount per month of the Servicing Fee actually received for such month for the Mortgage Loans.

         Section 5.05   Credit Reporting.

             For each Mortgage Loan, in accordance with its current servicing practices, the Servicer will accurately and fully report its underlying borrower credit files to each of the following credit repositories or their successors: Equifax Credit Information Services, Inc., Trans Union, LLC and Experian Information Solution, Inc., on a monthly basis in a timely manner.


35. Section 6.01 (Transfers of Mortgaged Property) is hereby amended by replacing the word "Purchaser's" in the last sentence thereof with "Master Servicer's".

36. Section 6.02 (Satisfaction of Mortgages and Release of Mortgage Files) is hereby amended by replacing the word "Purchaser" (i) in the first sentence thereof with "Master Servicer", (ii) in the second sentence thereof with "Trust Fund" and (iii) in the second paragraph thereof with "Trust Fund".

37.      Section 6.04 (Right to Examine Company Records) is superceded by new
         Section 12.14.

38. Article VII (Whole Loan and Pass-Through Transfers) shall be disregarded for purposes of this reconstitution.

39. Section 8.01 (Provision of Information) is hereby amended by replacing the word "Purchaser" each time it appears therein with "Master Servicer".

40. Section 8.02 (Financial Statements; Servicing Facility) shall be disregarded for purposes of this reconstitution.

41. New Sections 8.03 and 8.04 are hereby added to the 8/1/98 SWSA as follows:

               Section 8.03 Annual Audit. On or before April 30 of each year, beginning with April 30, 2001, the Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller, the Master Servicer and the Guarantor (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such servicer's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

               Section 8.04 Annual Statement as to Compliance. The Servicer shall deliver to the Master Servicer and the Guarantor , on or before April 30 each year beginning April 30, 2001, an Officer's Certificate, stating that (i) a review of the activities of the Servicer during the preceding calendar year and of the performance under this Agreement has been made under such officer's supervision, and (ii) the Servicer has complied fully with the provisions of
          Article IV, and (iii) to the best of such officer's knowledge, based upon such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

42. Section 9.01 (Indemnification; Third Party Claims) is hereby amended and restated in its entirety to read as follows:

         Section 9.01      Indemnification; Third Party Claims.

                  The Servicer shall indemnify the Master Servicer, the Guarantor and the Trust Fund and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Master Servicer, the Guarantor or the Trust Fund may sustain in any way related to the failure of the Servicer to perform its duties and service the Serviced Mortgage Loans in strict compliance with the terms of the Agreement. The Servicer shall immediately notify the Master Servicer, the Guarantor and the Trustee if a claim is made by a third party with respect to this Agreement, assume (with the prior written consent of the Master Servicer, the Guarantor and the Trustee) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or claim which may be entered against it or the Purchaser in respect of such claim. The Servicer shall follow any written instructions received from the Trustee, the Master Servicer or the Master Servicer in connection with such claims. The Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the failure of the Servicer to service and administer the Serviced Mortgage Loans in strict compliance with the terms of the 8/1/98 SWSA.

43. Section 9.02 (Merger or Consolidation of the Company) is hereby amended by replacing the words "FNMA-approved" in the second paragraph thereof with "Freddie Mac-approved".

44. Section 9.03 (Limitation on Liability of Company and Others) is hereby amended by changing the word "Purchaser" in the second line of the first sentence thereof to "Trust Fund, the Trustee and the Master Servicer"; and by changing the word "Purchaser" in the last sentence thereof to "Trust Fund".

45. Section 9.04 (Limitation on Resignation and Assignment by Servicer) is hereby amended by deleting the first sentence, deleting the word "Therefore," at the beginning of the second sentence, and replacing the word "Purchaser" with "the parties and other signatories hereto" in each instance.

46. Section 10.01 (Events of Default) is hereby amended by (a) replacing the word "five" with "one" in clause (i); (b) replacing the reference to "30 days" to "15 days" in clause (ii); (c) changing the words "FNMA" to "Freddie Mac" in clause (vii); (d) changing the word "Purchaser" in clause (ix) to "the parties and other signatories hereto"; (e) by changing the word "Purchaser" each time it appears in the second and third paragraphs thereof to "Master Servicer"; (f) by changing the word "lender" to "servicer" in clause (vii); and (g) adding the words "within the applicable cure period" after the word "remedied" in the second paragraph.

47. Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" to "Master Servicer with the prior written consent of the Trustee and the Guarantor".

48. Section 11.01 (Termination) and Section 11.02 (Termination Without Cause) are hereby amended, restated and consolidated to read as follows:

                           Section 11.01  Termination.

                           (a) This Agreement shall terminate upon: (i) the
                  later of (a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Trust Fund, and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, or (ii) mutual consent of the Servicer and the Trustee in writing, provided such termination is also acceptable to the Master Servicer, the Guarantor and the Rating Agencies. Any such notice of termination shall be in writing and delivered to the Servicer by registered mail to the address set forth at the beginning of this Agreement.

                           (b) In the event that the Servicer decides to
                  terminate its obligations under this Agreement as set forth in this Section 11.01, the parties agree that this Agreement shall remain in full force and effect until a successor servicer is appointed and the Servicer agrees that it will continue to service the Mortgage Loans beyond the prescribed termination date until the earlier of: (i) 60 days or (ii) until such time as the Master Servicer, using reasonably commercial efforts, is able to identify a successor servicer meeting the characteristics set forth in the second paragraph of Section 9.02.

49.      Section 12.01 (Successor to Company) is hereby amended as follows:

               (i) by replacing the word "Purchaser" with "Master Servicer" in the second line of the first paragraph and by adding the words ", in accordance with the Trust Agreement," after the word "shall" in the second line of the first paragraph thereto;

               (ii) by adding the following new sentences immediately
                    following the first sentence of the first paragraph thereof to read as follows:

                         Prior to the termination of the Servicer's
                    responsibilities, rights, duties and obligations under this Agreement pursuant to clause (ii) of
                    Section 11.01, the Master Servicer shall appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement. Any successor to the Servicer shall be subject to the approval of the Trustee, Master Servicer, the Depositor, the Guarantor and each Rating Agency as evidenced by a letter from such Rating Agency delivered to the Trustee that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

               (iii) by adding the following new sentence at the end of the second paragraph of such Section.

                         In the event the Servicer is terminated
                     pursuant to Section 11.01 without cause, the Trust Fund shall be responsible for payment at the time of such termination of any unreimbursed Servicing Advances, Monthly Advances, Servicing Fees, ancillary fees and other reasonable and necessary out-of-pocket costs associated with the transfer of servicing to a successor servicer,

               (iv) by replacing the word "Purchaser" (i) in the fourth line of the third paragraph with "Master Servicer", (ii) in the fifth line thereof with "Trust Fund's" and (iii) by adding the following new paragraph after the third paragraph of such section:

                         Except as otherwise provided in this
                    Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer for cause pursuant to Section 10.01 or Section 12.15), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement. In connection with a termination for cause, the Servicer will be reimbursed from the Trust Fund for any unreimbursed Servicing Advances, Monthly Advances, Servicing Fees and ancillary fees as such amounts are received from the related Mortgage Loans; and

               (v) By replacing the word "Purchaser" in the last paragraph thereof with the "Master Servicer".

50. Section 12.02 (Amendment) is hereby amended by changing the word "Purchaser" to "Lehman Capital, with the prior written consent of the Trustee, the Master Servicer and the Guarantor".

51. New Sections 12.13 (Intended Third Party Beneficiaries), 12.14 (Guarantor Audit and Inspection Rights; Access to Financial Statements), 12.15 (Guarantor Right of Termination or Declaration of Event of Default), 12.16 (Fees for Failure to Provide Timely Reports), 12.17 (Confidentiality) and 12.18 (Deficiency Judgments) are added to the 8/1/98 SWSA to read as follows:

                  Section 12.13  Intended Third Party Beneficiaries.

                  Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer, the Trustee and the Guarantor receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer, the Trustee and the Guarantor as if they were parties to this Agreement, and the Master Servicer, the Trustee and the Guarantor shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement or the Loss Mitigation Advisory Agreement. Notwithstanding the foregoing, all rights and obligations of the Servicer to the Master Servicer, the Trustee, the Trust Fund or the Guarantor hereunder (other than the right to indemnification) shall terminate upon the earlier of: (i) the termination of Servicer as the servicer of the Mortgage Loans under the Agreement and the appointment of a successor servicer and (2) the termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

                  Section 12.14  Guarantor Audit and Inspection Rights:
         Access to Financial Statements.

                  (a) During normal business hours, or at such other times as may be reasonable and mutually agreeable to the Servicer under the applicable circumstances, and upon reasonable advance notice to the Servicer, the Guarantor, with the assistance and cooperation of an appropriate Servicing Officer or other knowledgeable financial officer of the Servicer, shall have the right to (i) review and audit the Servicer's servicing procedures as they relate to the Serviced Mortgage Loans and (ii) examine and audit the Servicing Files and related book, records and other information of the Servicer, but solely as they relate to the Serviced Mortgage Loans and this Agreement.

                  (b) Within ninety days after the Closing Date, to the extent the Servicing Files contain information relating to the underwriting criteria used in the origination of each Mortgage Loan, the Guarantor will have the right to review up to 800 of the Servicing Files and the related underwriting documentation in order to ascertain whether each such Mortgage Loan was originated generally in accordance with the Servicer's underwriting standards in effect on the related origination date. If the Guarantor determines that more than 20% (by number) of such 800 Mortgage Loans were not originated in accordance with such underwriting standards, the Guarantor will have the right to review additional Servicing Files until the Guarantor obtains a sample containing less than 20% (by number) of Mortgage Loans not so originated.

                  (c) With respect to any Mortgage Loan that goes into foreclosure, the Guarantor will have the right to request the Servicer to deliver a copy of the related Servicing File to the Guarantor to review.

                  (d) Within thirty days of their issuance to the public (in the event that Servicer is a SEC reporting company) or to its members or stockholders, the Servicer shall make available to the Guarantor a copy of its audited financial statements. The Servicer shall also make available upon the request of the Guarantor any comparable interim financial statements, but only to the extent that such statements have been prepared by or on behalf of the Servicer in the normal course of its business and are available upon request to its members or stockholders or to the public at large.

                  Section 12.15 Guarantor Right of Termination or Declaration of Event of Default.

                  Notwithstanding any other provision of this Agreement, in the event either (i) any Class of Certificates issued by the Trust Fund with an initial rating assigned by the Rating Agencies of "AA" (or an equivalent rating) is downgraded to "A" (or an equivalent rating) or lower, or (ii) a Realized Loss is applied to reduce the principal balance of the Class B Certificates, the Guarantor, in its sole discretion, shall have the right to terminate the Servicer or Servicers (or any subservicers) of the Serviced Mortgage Loans to which such applied Realized Loss is attributable and to appoint a successor servicer in accordance with the procedures set forth in
         Section 9.03.

                  Section 12.16  Fees for Failure to Provide Timely Reports.

                  In the event the Master Servicer fails to provide certain reports to the Guarantor accurately, completely and timely due to the Servicer's failure to timely provide the necessary information to the Master Servicer, and the Master Servicer is required to pay a fee to the Guarantor, such fee shall be paid by the Servicer. The fees are as follows:

                  1.  For the first such failure, the amount of $500;

                  2.  For the second such failure, the amount of $750.

                  3.  For the third such failure, the amount of $1,000.

                  4. The fourth such failure shall constitute a Servicer Event of Default under this Agreement.

                  Neither the Master Servicer nor the Servicer shall not be required to make any such payments upon the first such failure during each successive two-year period following the Closing Date.

                  Section 12.17  Confidentiality.

                  The Servicer and the Master Servicer shall keep the terms of this Agreement and the Trust Agreement regarding fees and expenses confidential to the extent such information is not otherwise disclosed in or pursuant to the Trust Agreement or any publicly available documents.

                  Section 12.18  Deficiency Judgments.

                  Pursuant to the Trust Agreement, the Holders of the Subordinate Certificates that are or may be affected by a Realized Loss on a Liquidated Mortgage Loan are deemed to have repurchased the ownership interest in such Liquidated Mortgage Loan held by Holders of the Senior Certificates. In connection with the liquidation of a Mortgage Loan, if (i) the Servicer is given timely notice of instructions by the Master Servicer to seek a deficiency judgment,
         (ii) the Servicer is offered suitable indemnification and reimbursement for expenses from the Holders of Subordinate Certificates, and (iii) such action is permitted by law, the Servicer shall seek a deficiency judgment under such Liquidated Mortgage Loan on behalf of the Holders of the Subordinate Certificates to the extent of any Realized Loss.

                                                                  Schedule I

                     Schedule of Serviced Mortgaged Loans